UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2016

MDU Resources Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3480	41-0423660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 West Century Avenue P.O. Box 5650 Bismarck, North Dakota 58506-5650 (Address of principal executive offices) (Zip Code) Registrant’s telephone number, including area code: (701) 530-1000

______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.

MDU Resources Group, Inc.’s (the “Company”) Annual Meeting of Stockholders was held on April 26, 2016. Four Company proposals were submitted to stockholders as described in the Company’s Proxy Statement dated March 16, 2016. The proposals and the results of the stockholder vote are as follows.

1.

	Shares For	Shares Against	Abstentions	Broker Non-Votes
Proposal to elect ten directors for one-year terms:
Thomas Everist	132,718,759.964	5,569,631.604	523,607.537	40,305,421.000
Karen B. Fagg	134,020,283.755	4,186,418.152	605,297.198	40,305,421.000
David L. Goodin	133,895,685.808	4,346,722.333	569,590.964	40,305,421.000
Mark A. Hellerstein	136,279,858.441	1,891,875.040	640,265.624	40,305,421.000
A. Bart Holaday	135,057,161.244	2,724,734.369	1,030,103.492	40,305,421.000
Dennis W. Johnson	133,701,385.128	4,144,462.538	966,151.439	40,305,421.000
William E. McCracken	134,089,745.711	3,782,403.435	939,849.959	40,305,421.000
Patricia L. Moss	132,481,232.046	5,706,429.208	624,337.851	40,305,421.000
Harry J. Pearce	133,823,595.694	4,015,197.110	973,206.301	40,305,421.000
John K. Wilson	134,764,829.082	3,438,296.419	608,873.604	40,305,421.000

All of the Company’s nominees were elected, having received more votes cast “for” their election than “against” their election.

2.

	Shares For	Shares Against	Abstentions	Broker Non-Votes
Proposal to approve the material terms of the performance goals under the MDU Resources Group, Inc. Long-Term Performance-Based Incentive Plan for purposes of Internal Revenue Code Section 162(m)	132,761,514.740	5,095,897.174	954,587.191	40,305,421.000

The proposal was approved, having received the affirmative vote of a majority of the common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal.

3.

	Shares For	Shares Against	Abstentions
Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2016	176,458,506.631	1,729,442.743	929,470.731

The proposal was approved, having received the affirmative vote of a majority of the common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal.

4.

	Shares For	Shares Against	Abstentions	Broker Non-Votes
Proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers	118,193,237.239	19,013,912.397	1,604,849.469	40,305,421.000

The proposal was approved, on a non-binding advisory basis, having received the affirmative vote of a majority of the common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2016

MDU Resources Group, Inc.

By:	/s/ Daniel S. Kuntz

Daniel S. Kuntz
General Counsel and Secretary